SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) May 20, 2008

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	1-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Enterprise Plaza

5600 N. May Avenue

Suite 320

Oklahoma City, Oklahoma 73112

(Address of principal executive offices) (Zip Code)

(405) 842-2333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report:

Item 2.02  Results of Operations and Financial Condition.

On May 20, 2008, we issued a press release announcing our financial results for the first quarter of 2008. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit No.	Description

99.1	Press Release dated May 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
_______________________________
Herb Mee, Jr., President

May 23, 2008

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release dated May 20, 2008	Filed herewith electronically

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